UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2020

SeaSpine Holdings Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36905	47-3251758
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5770 Armada Drive Carlsbad, California		92008
(Address of principal executive offices)		(Zip Code)

760-727-8399

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SPNE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.02	Results of Operations and Financial Condition.

On January 7, 2020, SeaSpine Holdings Corporation (the “Company”) issued a press release announcing selected preliminary unaudited financial results for the three months and full-year ended December 31, 2019 and providing revenue guidance for full-year 2020. A copy of the press release is furnished as Exhibit 99.1.

The information under this Item 2.02 and in Exhibit 99.1 is being furnished and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934 and is not to be incorporated by reference into any filing of the registrant under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof, regardless of any general incorporation language in any such filing, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On January 7, 2020, the Company announced that cash and cash equivalents at December 31, 2019 are expected to be approximately $20.2 million and the Company had no outstanding debt under its $30 million credit facility, which the Company can at its option expand up to $40 million.

Preliminary and unaudited revenue for fourth quarter 2019 is expected to be in the range of $43.4 to $43.8 million, reflecting approximately 14% to 15% growth compared to the prior year period. Fourth quarter 2019 U.S. revenue is expected to be in the range of $39.1 to $39.4 million, reflecting 15% to 16% growth compared to the fourth quarter 2018, with U.S. Orthobiologics revenues expected to reflect growth within the 10%—11% range for the fourth quarter. International revenue is expected to increase more than 8% to approximately $4.3 to $4.4 million.

Preliminary and unaudited full-year 2019 revenue is expected to be in the range of $158.7 to $159.1 million, reflecting growth of approximately 11% over full-year 2018.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated January 7, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SEASPINE HOLDINGS CORPORATION

Date: January 7, 2020	By:	/s/ John Bostjancic
	Name:	John Bostjancic
	Title:	Chief Financial Officer